DST SYSTEMS, INC. March 2017

2 Certain material presented in this presentation include forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this presentation that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this presentation to reflect new information, future events or otherwise. COPYRIGHT © 2017 BY DST SYSTEMS, INC. ALL RIGHTS RESERVED. OUR TRADEMARKS AND SERVICE MARKS AND THOSE OF THIRD PARTIES USED IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. FORWARD LOOKING STATEMENTS

3 COMPANY PROFILE 71% 29% Financial Services Healthcare Services 2016 Operating Revenue from continuing operations - $1,474.4 million • Leading provider of: • Technology • Strategic advisory • Business processing solutions • Strategic focus on two growth industries: • Financial • Healthcare • NYSE: DST • Headquartered in Kansas City, MO • Operates with ~16,000 employees (including BFDS and IFDS UK)

4 LONG HISTORY OF VALUE CREATION 1973: Formed BFDS, joint venture with State Street Bank 1989: Acquired 50% interest in Argus Health Systems 1992: Formed IFDS, UK, a joint venture with State Street Bank 1995: Began trading on the New York Stock Exchange 2005: Acquired DST Health Solutions 2008: Acquired Blue Door Technologies Formed DST Retirement Solutions 2009: Acquired remaining stake of Argus Health Systems 2011: Acquired ALPS Holdings 2012: Steve Hooley appointed CEO Defined contribution participants exceeded 5 million 2013: Subaccounts processed exceeds 25 million 2015: Acquired kasina, Red Rocks Capital LLC and Wealth Management Systems Inc Completed the sale and leaseback of Customer Communications’ North America production facilities 19 73 19 89 19 92 19 95 20 05 20 08 20 09 20 11 20 12 20 13 20 15 20 16 2016: Acquired Kaufman Rossin Fund Services LLC. Completed the sale and leaseback of Customer Communications’ Bristol, UK production facilities Sold Customer Communications North America business 19 69 20 17 20 16 2017: Acquired remaining 50% of BFDS & IFDS UK

5 WHO IS BFDS? • Boston Financial Data Services, Inc. (“BFDS”) provides innovative shareholder recordkeeping, intermediary and investor services, and regulatory compliance solutions to financial services clients in the United States • Formed in 1973 as a joint venture with State Street Corporation • Provides full-service business process outsourcing services utilizing DST’s core recordkeeping system (TA 2000) and business process management system (AWD) • 2,300 employees primarily located in Boston, Massachusetts and Kansas City, Missouri • Services over $5 Trillion of the U.S. Mutual Fund Industry assets, 1/3 of the market

6 WHO IS IFDS UK? • International Financial Data Services Limited (“IFDS UK”) is an investor and policy holder administrative services and technology provider to the collective funds, insurance and retirement industries in the United Kingdom and Europe • Formed in 1992 as a joint venture with State Street Corporation • Provides full-service business process outsourcing services utilizing their proprietary multi- currency core recordkeeping system (FAST) and DST’s wealth management system (Bluedoor, Opendoor), as well as DST’s business process management system (AWD) • 5,000 employees primarily located in the UK • Provide services to 13 of the top 20 asset managers in the UK market by AUM* • Asset managers administered by IFDS make up 60% (c.£612 billion) of the UK market by AUM* * Source: The Investment Association

7 BFDS & IFDS UK TRANSACTION OVERVIEW • In Q1 2017, DST reached an agreement to acquire State Street Corporation’s share of: • BFDS via a non-taxable transaction resulting in the exchange of State Street common stock owned by DST with a fair market value of $157.6 million • IFDS UK for $175 million cash • Following completion of these transactions, DST will own 100% of the equity interests and consolidate both BFDS and IFDS UK • Combined, the transactions are expected to increase DST’s annual: • Operating Revenues by $660 million • Operating Income by $40 million* • Diluted EPS accretion of $0.33 to $0.41 per share in the first 12 months* * before synergies, restructuring costs and amortization of intangibles

8 STRATEGIC RATIONALE • Materially Accretive – An increase in DST’s diluted EPS, before synergies, restructuring costs and amortization of intangibles, is expected within the first year • Unlocks Meaningful Synergies – Helps drive quality enhancements, increased scale, and operational efficiencies • Highly Complimentary – Both businesses are naturally aligned to DST’s core competencies and due to our historical JV ownership, we have first-hand knowledge of their clients and the markets they serve • Enhances Opportunities – Expands DST client relationships with robust, full service capabilities • Creates Simplicity – Provides greater clarity and point-of-contact for clients • Organizational Effectiveness – Streamlines go-to-market strategies, services and opportunity realization • Strategic Investments – Enables timely response to market opportunities

9 ECONOMICS OF THE DEAL - BFDS Purchase Price - $157.6 million of State Street Stock for 50% of BFDS • State Street stock used as consideration for BFDS interest had a cost basis for tax purposes of approximately $1.1 million and a fair market value on the day before closing of the transaction of $157.6 million • The BFDS transaction was structured to qualify as a non-taxable transaction for U.S. federal income tax purposes therefore it is expected that no federal income tax will be paid on the realized gain on the stock used as consideration for the transaction • Acquired equity in BFDS, as well as certain investments and real estate which were previously held by International Financial Data Services, L.P. (“IFDS LP”) Synergies – estimated to achieve annual savings of $20.0 million within 18 months • Restructuring costs to be incurred within the first 18 months are estimated to be $20 million

10 ECONOMICS OF THE DEAL – IFDS UK Purchase Price - $175.0 million cash for 50% of IFDS UK • Acquired equity in IFDS UK, as well as certain real estate and the equity interest in IFDS Percana which were previously held by IFDS LP, utilizing cash on hand and existing debt facilities • Nominal synergies are expected due to geographic location, however future restructuring costs are expected in order to achieve additional operational efficiencies IFDS LP remains as a 50/50 joint venture between DST and State Street • Includes IFDS Canada, IFDS Ireland and IFDS Luxembourg, which service offshore and cross- border markets • The remaining operations of IFDS LP are expected to contribute approximately $6.6 million of equity in earnings to DST during 2017

11 (in millions, except earnings per share amounts) Estimated non-GAAP* Annual Incremental Impacts from Acquisitions: BFDS IFDS UK Total Operating Revenue $ 220.0 $ 440.0 $ 660.0 Out of Pocket Revenue 40.0 10.0 50.0 Total Revenue 260.0 450.0 710.0 Costs and expenses (230.0) (410.0) (640.0) Depreciation (10.0) (20.0) (30.0) Operating Income $ 20.0 $ 20.0 $ 40.0 Estimated Annualized Accretive Impact of Acquisitions: Adjusted non-GAAP diluted earnings per share* $0.15 to $0.19 $0.18 to $0.22 $0.33 to $0.41 * All amounts reflected above are the estimated incremental impacts after elimination of intercompany transactions with other DST subsidiaries. These amounts also exclude restructuring charges, impacts of potential synergies and intangible amortization which may be incurred in the future. The Company has not reconciled the non-GAAP amounts above to the relevant GAAP measure because it has not yet finalized the plans for restructuring and have not yet completed the purchase accounting for the acquisitions. Please see additional information on management’s use of non-GAAP measures within the Appendix. FINANCIAL IMPACT TO DST SYSTEMS

12 International United States Off-shore multi-currency cross boarder distribution FINANCIAL MARKET: GLOBAL FOOTPRINT Asset Manager Solutions Distribution Solutions Brokerage Solutions Retirement Solutions Insurance Solutions Asset Management Asset Manager Solutions Retirement Solutions Insurance Solutions Wealth & Platform Solutions Bank Solutions

13 LEADERSHIP POSITIONS IN HEALTH AND WEALTH Financial Services Healthcare Services Distribution Solutions Serve 45 of 50 largest asset management firms Exclusive distributor of Sector SPDR ETFs Medical Solutions Covered Lives: 22.8M Pharmacy Solutions Pharmacy Claims Paid in 2016: 507.0M Asset Management ALPS AUM $17.2B Retirement Solutions TRAC® 6.8M participants Largest SaaS Provider Brokerage Solutions Subaccounting 42.1M accounts Infrastructure Leverage Data Centers | Communication Networks | Business Continuity | Disaster Recovery Business Process Management Applied Analytics Compliance Business Process Outsourcing Asset Manager Solutions TA2000® 61.9M accounts Fast 8.9M accounts iFast 13.7M accounts ALPS AUA $179.1B

14 ATTRACTIVE BUSINESS MODEL SAAS Strategic Advisory Applied Analytics Customer Experience Risk and Compliance Business Process Management Full Service 20 Years Top 5 Financial Services Companies 19 Years Top 5 Healthcare Services Companies Average Length of Customer Relationships: Long-Term Contracts Deeply Embedded in Client Work Flow Significant Switching Costs Recurring Revenue Significant Recurring Sources of Revenue:

15 CRITICAL DEMANDS OF THE FINANCIAL AND HEALTHCARE INDUSTRIES Complex and Changing Regulations & Compliance Heightened Privacy Sensitivities Demand for Top-Tier Security Capacity/Scale Requirements Data Analytics Dependent Digital Transformation Increased Outsourcing of Processing Services Empowered Consumers

KEY FOCUS AREAS FOR GROWTH

Financial Services

- Asset Management
  - $75 million seed fund commitment
- Brokerage Solutions
  - Sub-accounting platform
- Distribution Solutions
  - Marketshare platform
  - Advisor segmentation
  - DST SalesConnect™
- Retirement Solutions
  - Retirement plan participant analytics
  - Rollover services
- Wealth Management Solutions
  - SAAS and Full Service
  - Wealth Platform

Healthcare Services

- Pharmacy Solutions
  - Government programs administration
  - Pharmacy network solutions
  - Specialty pharmacy
  - Formulary and rebate management
- Healthcare Administration
  - Revenue management
  - Provider network administration
  - Health plan compliance and program integrity
- Health Outcomes Optimization
  - Quality incentive management (Star5)
  - Population assessment, stratification and care gaps
  - Disease/care management
  - Predictive/prescriptive analytics
  - Behaviorally based interventions

16

17 More than 200 years of cumulative industry experience | Leadership team with deep industry expertise EXPERIENCED, PROVEN MANAGEMENT TEAM Steve Hooley Chief Executive Officer and President Named DST’s Chief Executive Officer in 2012 Served as President and Chief Executive Officer of Boston Financial Data Services, Inc., a DST joint venture Joined BFDS in 2004 and DST in 2009 Gregg Givens Chief Financial Officer Named DST CFO in 2014 Served as senior manager at Price Waterhouse for 14 years Joined DST in 1996 and has been significantly involved with DST’s M&A activities, financing transactions, and joint venture operations Beth Sweetman Head of Human Capital Appointed Senior Vice President and Chief Human Resources Officer in 2013 In June 2013, assumed responsibility for leading the entire DST Human Resources organization, both domestically and internationally Maria Mann Chief Information Officer Appointed Chief Information Officer in 2016 Served as CTO, Managing Director at JPMorgan Chase for 15 years Vercie Lark Head of U.S. Financial Services Appointed Head of U.S. Financial Services in 2016 Joined DST in 2010 as Chief Information Officer Ned Burke Head of ALPS Joined ALPS in 1991 as National Sales Manager and became President in 2000 William Slattery Head of International Financial Services Appointed International CEO of DST Financial Services in 2017 Previously held senior roles at State Street Europe and Deutsche Asset Management Jonathan Boehm Head of Healthcare Services President and CEO of DST Healthcare as well as President and CEO of Argus Health Systems Joined DST in 1984

18 DST FINANCIAL DISCUSSION

19 FINANCIAL HIGHLIGHTS Significant recurring revenues Strong cash flows Solid balance sheet Robust revolving debt capacity Monetization of assets Focus on returning capital to shareholders

20 Non-GAAP Net Income from Continuing Operations and EPS from Continuing Operations(1) Non-GAAP Operating Revenues HISTORICAL FINANCIAL PERFORMANCE $1,362 $1,446 $1,405 $1,474 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2013 2014 2015 2016 $185.9 $201.1 $179.8 $190.9 $4.22 $4.97 $4.93 $5.73 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2013 2014 2015 2016 (M ill io ns ) (M ill io ns ) EPS Note: Please refer to Non-GAAP reconciliation slides for adjustment details. (1) Non-GAAP net income from continuing operations after non-controlling interest.

21 Non-GAAP Net Income from Continuing Operations and EPS from Continuing Operations(1) Operating Revenues QUARTERLY HISTORICAL FINANCIAL PERFORMANCE $340 $349 $354 $362 $361 $374 $366 $373 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $40.7 $42.2 $48.0 $48.9 $38.7 $47.6 $50.7 $53.9 $1.08 $1.14 $1.33 $1.40 $1.13 $1.42 $1.53 $1.66 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 (M ill io ns ) (M ill io ns ) EPS Note: Please refer to Non-GAAP reconciliation slides for adjustment details. (1) Non-GAAP net income from continuing operations after non-controlling interest.

22 Note: Please refer to Non-GAAP reconciliation slides for adjustment details. FINANCIAL HIGHLIGHTS 2016 2015 Change Operating Revenues 1,474.4$ 1,405.0$ 4.9% Operating Income 285.1$ 252.4$ 13.0% Diluted EPS 5.73$ 4.93$ 16.2% Weighted Average Diluted Shares Outstanding 33.3 36.4 -8.5% Segment Details - Continuing Operations Financial Services: Operating Revenues 1,090.2$ 1,063.8$ 2.5% Operating Margin 18.9% 18.6% Healthcare Services: Operating Revenues 426.2$ 376.4$ 13.2% Operating Margin 19.2% 14.5% Consolidated Non-GAAP Financial Results - Continuing Operations Year ended December 31,

23 CONDENSED BALANCE SHEET (in millions) December 31, 2016 2015 2014 2013 Current Assets - operating $ 481.0 $ 344.1 $ 378.8 $ 298.5 Client funds 564.6 533.4 399.6 366.5 Investments - Available-for-sale securities 180.5 219.5 475.5 654.0 Investments - Cost method and other investments 128.0 133.2 156.0 183.0 Unconsolidated affiliates (BFDS, IFDS, Real Estate) 331.2 312.2 297.8 287.3 Properties, net 235.7 256.7 240.7 276.6 Assets held for sale 72.6 297.5 401.7 396.6 Other non-current assets 778.2 716.6 592.8 628.0 Total assets $ 2,771.8 $ 2,813.2 $ 2,942.9 $ 3,090.5 Debt $ 508.2 $ 562.1 $ 546.8 $ 675.7 Current liabilities - operating 288.2 294.3 320.3 301.9 Client funds obligations 564.6 533.4 399.6 366.5 Liabilities held for sale 30.1 159.9 147.3 134.5 Other non-current liabilities 244.2 202.4 292.5 428.1 Total stockholders' equity 1,136.5 1,061.1 1,236.4 1,183.8 Total liabilities and stockholders' equity $ 2,771.8 $ 2,813.2 $ 2,942.9 $ 3,090.5

24 MONETIZATION OF ASSETS (1) All values shown represent pre-tax proceeds. Q2 2013 2014 $32.7 million $431.5 million $202.5 million ($190.3 million from the sale of shares of State Street Corporation) $196.2 million $145.9 million (including $11.0 million received from joint ventures and $129.0 million from sale leaseback) $415.2 million $210.5 million ($176.1 million from the sale of shares of State Street Corporation) $58.8 million 2015 $21.1 million (including $5.1 million received from sale of non-operating assets and $16.0 million from sale leaseback) $113.7 million $63.1 million $29.5 million 2016 Sales of marketable securities Distributions from private equity funds and sales of other investments Sale of real estate assets Monetizations

25 OUTSTANDING DEBT Balance sheet supports strategic initiatives • As of December 31, 2016, the Company’s outstanding debt is comprised of $330 million of fixed rate debt and $178 million of variable rate debt • The Company’s debt leverage ratio was 1.15 as of December 31, 2016 • Revolver capacity up to $850 million sufficient to pursue potential M&A initiatives, $795 million available as of December 31, 2016 • Current balance sheet affords the Company significant flexibility to meet its goals of making strategic investments in its business and returning capital to shareholders PRUDENTLY MANAGING DEBT LEVELS $676 $547 $562 $508 $0 $200 $400 $600 $800 2013 2014 2015 2016 (Millions)

26 Since 2010, DST has returned $2.0 billion of capital to shareholders RETURN OF CAPITAL TO SHAREHOLDERS Total: $447.6 million DST spent $200 million to repurchase 2.2 million shares of Common Stock DST paid $47.6 million in dividends ($1.20 per share) DST spent $200 million to repurchase 2.4 million shares directly from the Argyros group 2014 Total: $443.1 million DST paid $43.1 million in dividends ($1.20 per share) DST spent $400.0 million to repurchase 3.6 million shares of Common Stock 2015 Total: $343.4 million DST paid $43.4 million in dividends ($1.32 per share) DST spent $300 million to repurchase 2.7 million shares of Common Stock 2016

27 KEY TAKEAWAYS Leadership position in industries served Deep, longstanding customer relationships Robust, scalable technology platform and infrastructure Deep regulatory compliance expertise Attractive business model with significant recurring and diversified revenues Experienced management team with proven track record

28 APPENDIX – USE OF NON-GAAP FINANCIAL INFORMATION In addition to reporting operating revenue, operating income, pretax income, net income, net income attributable to DST Systems, Inc. (“DST Earnings”) and earnings per share on a GAAP basis, DST has also made certain non-GAAP adjustments which are reconciled to the corresponding GAAP measures below. In making these non-GAAP adjustments, the Company takes into account the impact of items that are not necessarily ongoing in nature, that do not have a high level of predictability associated with them or that are non-operational in nature. Generally, these items include net gains on dispositions of business units, net gains (losses) associated with securities and other investments, restructuring and impairment costs acquired intangible amortization and other similar items. Management believes the exclusion of these items provides a useful basis for evaluating underlying business unit performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends and “operational run-rate,” as well as making financial comparisons to prior periods presented on a similar basis. The Company believes that providing such adjusted results allows investors and other users of DST's financial statements to better understand DST's comparative operating performance for the periods presented. DST's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to past periods. DST's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although DST's management believes non-GAAP measures are useful in evaluating the performance of its business, DST acknowledges that items excluded from such measures may have a material impact on the Company's operating revenue, operating income, pretax income, net income, DST earnings and earnings per share calculated in accordance with GAAP. Therefore, management typically uses Non- GAAP measures in conjunction with GAAP results. These factors should be considered when evaluating DST's results. The tables on the following pages reconcile the GAAP financial results to the corresponding non-GAAP financial results. Additional descriptions of the non-GAAP adjustments can be found in DST’s Form 10-K filings.

29 APPENDIX: QUARTERLY HISTORICAL NON-GAAP OPERATING INCOME $10.5 $11.8 $14.8 $17.4 $17.6 $19.5 $19.7 $25.1 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 $24.0 $26.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 (M ill io ns ) (M ill io ns ) Note: Please refer to Non-GAAP reconciliation slides for adjustment details. Financial Services Healthcare Services $48.0 $44.6 $51.3 $53.8 $42.3 $50.5 $54.6 $58.6 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016

30 APPENDIX: RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME BY SEGMENT (in millions) Financial Healthcare Financial Healthcare For the Three Months Ended December 31, 2016 Services Services For the Three Months Ended December 31, 2015 Services Services Reported GAAP Operating Income 52.4$ 23.5$ Reported GAAP Operating Income 49.0$ 12.4$ Restructuring charges 1.8 - Restructuring charges - 3.4 Amortization of intangible assets 4.4 1.6 Advisory and other transaction costs 1.2 - Adjusted Non-GAAP Operating Income 58.6$ 25.1$ Amortization of intangible assets 3.6 1.6 Net gain on sale of real estate - - For the Three Months Ended September 30, 2016 Adjusted Non-GAAP Operating Income 53.8$ 17.4$ Reported GAAP Operating Income 56.9$ 18.1$ Amortization of intangible assets 4.2 1.6 For the Three Months Ended September 30, 2015 Reversal of accrued contingent consideration (6.5) - Reported GAAP Operating Income 48.1$ 13.2$ Adjusted Non-GAAP Operating Income 54.6$ 19.7$ Amortization of intangible assets 3.2 1.6 Adjusted Non-GAAP Operating Income 51.3$ 14.8$ For the Three Months Ended June 30, 2016 Reported GAAP Operating Income 29.7$ 17.3$ For the Three Months Ended June 30, 2015 Restructuring charges 10.4 0.7 Reported GAAP Operating Income 41.8$ 10.2$ Amortization of intangible assets 4.4 1.5 Amortization of intangible assets 2.8 1.6 Software impairment 6.0 - Adjusted Non-GAAP Operating Income 44.6$ 11.8$ Adjusted Non-GAAP Operating Income 50.5$ 19.5$ For the Three Months Ended March 31, 2015 For the Three Months Ended March 31, 2016 Reported GAAP Operating Income 45.2$ 8.9$ Reported GAAP Operating Income 37.1$ 15.1$ Amortization of intangible assets 2.8 1.6 Restructuring charges 1.4 0.9 Adjusted Non-GAAP Operating Income 48.0$ 10.5$ Amortization of intangible assets 3.8 1.6 Adjusted Non-GAAP Operating Income 42.3$ 17.6$ 2016 2015

APPENDIX:
RECONCILIATION OF GAAP TO NON-GAAP REVENUE, NET INCOME AND EPS BY YEAR

(in millions, except per share amounts)	Operating Revenue Year Ended December 31,	Net Income from Continuing Operations Attributable to DST Systems, Inc. Year Ended December 31,				Diluted Earnings per Share from Continuing Operations Year Ended December 31,			
	2013	2016	2015	2014	2013	2016	2015	2014	2013
Reported GAAP Results	$ 1,368.2	$ 179.0	$ 309.7	$ 560.8	$ 324.7	$ 5.37	$ 8.50	$ 13.86	$ 7.37
Adjusted to remove:									
Net gains on securities and other investments	-	(11.0)	(124.3)	(212.7)	(138.1)	(0.33)	(3.42)	(5.26)	(3.14)
Amortization of intangible assets	-	14.7	12.0	11.6	11.5	0.44	0.32	0.28	0.25
Restructuring charges	-	9.9	2.1	8.2	2.7	0.30	0.06	0.20	0.06
Income tax items	-	3.9	(15.8)	(36.9)	(11.0)	0.12	(0.43)	(0.91)	(0.24)
Net gain on sale of business	-	(5.2)	-	(107.2)	-	(0.16)	-	(2.64)	-
Software impairment	-	3.7	-	-	-	0.11	-	-	-
Reversal of accrued contingent consideration	-	(4.1)	-	-	-	(0.12)	-	-	-
Equity in earnings of unconsolidated affiliates items	-	-	(2.3)	(3.6)	(4.6)	-	(0.06)	(0.09)	(0.10)
Business development/advisory expenses	-	-	0.7	3.5	-	-	0.02	0.09	-
Net (gains) losses on real estate assets	-	-	(2.3)	-	1.9	-	(0.06)	-	0.04
Gain on contract to repurchase common stock	-	-	-	(18.1)	-	-	-	(0.45)	-
Loss accruals (loss accrual reversal)	-	-	-	(4.7)	2.5	-	-	(0.12)	0.06
Charitable contribution of securities	-	-	-	0.2	-	-	-	0.01	-
Contract termination payments received, net	(6.0)	-	-	-	(3.7)	-	-	-	(0.08)
Adjusted Non-GAAP Results	$ 1,362.2	$ 190.9	$ 179.8	$ 201.1	$ 185.9	$ 5.73	$ 4.93	$ 4.97	$ 4.22

31

32 APPENDIX: RECONCILIATION OF GAAP TO NON-GAAP NET INCOME BY QUARTER (in millions, except per share amounts) 2016 2015 2016 2015 2016 2015 2016 2015 Reported GAAP Results 39.6$ 93.1$ 34.3$ 95.5$ 50.5$ 66.1$ 54.6$ 55.0$ Adjusted to remove: Net gains on securities and other investments (4.4) (51.1) (3.7) (56.1) (2.2) (9.3) (0.7) (7.8) Amortization of intangible assets 3.4 2.8 3.7 2.8 3.9 3.1 3.7 3.3 Restructuring charges 1.5 - 6.9 - - - 1.5 2.1 Income tax items (1.4) - 2.7 - 2.6 (11.9) - (3.9) Net gain on sale of business - - - - - - (5.2) - Software impairment - - 3.7 - - - - - Reversal of accrued contingent consideration - - - - (4.1) - - - Equity in earnings of unconsolidated affiliates items - (2.3) - - - - - - Business development/advisory expenses - - - - - - - 0.7 Net (gains) losses on real estate assets - (1.8) - - - - - (0.5) Adjusted Non-GAAP Results 38.7$ 40.7$ 47.6$ 42.2$ 50.7$ 48.0$ 53.9$ 48.9$ March 31, Net Income from Continuing Operations Attributable to DST Systems, Inc. For the Quarter Ended June 30, September 30, December 31,

33 APPENDIX: RECONCILIATION OF GAAP TO NON-GAAP DILUTED EPS BY QUARTER 2016 2015 2016 2015 2016 2015 2016 2015 Reported GAAP Results 1.16$ 2.48$ 1.03$ 2.58$ 1.53$ 1.83$ 1.68$ 1.57$ Adjusted to remove: Net gains on securities and other investments (0.13) (1.36) (0.11) (1.52) (0.07) (0.26) (0.02) (0.23) Amortization of intangible assets 0.10 0.07 0.11 0.08 0.11 0.09 0.11 0.10 Restructuring charges 0.04 - 0.20 - - - 0.05 0.06 Income tax items (0.04) - 0.08 - 0.08 (0.33) - (0.11) Net gain on sale of business - - - - - - (0.16) - Software impairment - - 0.11 - - - - - Reversal of accrued contingent consideration - - - - (0.12) - - - Equity in earnings of unconsolidated affiliates items - (0.06) - - - - - - Business development/advisory expenses - - - - - - - 0.02 Net (gains) losses on real estate assets - (0.05) - - - - - (0.01) Adjusted Non-GAAP Results 1.13$ 1.08$ 1.42$ 1.14$ 1.53$ 1.33$ 1.66$ 1.40$ Diluted EPS from Continuing Operations For the Quarter Ended March 31, June 30, September 30, December 31,